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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 10-K of CCA Prison Realty Trust, into the Company's previously filed Registration Statement File Numbers 333-31743 and 333-31711.



                                                      ARTHUR ANDERSEN LLP

Nashville, Tennessee
March 12, 1998